SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date earliest event reported) February 16, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue, 40th Floor Little Rock, Arkansas 72201 Telephone (501) 377-4000	71-0005900
1-27031	ENTERGY GULF STATES, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631	74-0662730

0-320	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000	64-0205830
0-5807	ENTERGY NEW ORLEANS, INC. (a Louisiana corporation) 1600 Perdido Building New Orleans, Louisiana 70112 Telephone (504) 670-3674	72-0273040

Form 8-K

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Reconciliation of Return on Equity metrics as previously included in slide presentation by Executive Vice President of Entergy Corporation, Curtis L. Hebert, on February 12, 2004.

Item 9. Regulation FD Disclosure

Entergy Corporation

The information in this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, under Item 9 pursuant to Regulation FD.

On February 12, 2004, Entergy Corporation ("Entergy") made a presentation to various members of the financial and investment community in New York City at the UBS 2004 Natural Gas and Electric Utilities Conference. A copy of the slide presentation given at the conference was previously filed with the Commission on a Current Report on Form 8-K dated February 12, 2004, and was also made available via Entergy's web site at www.entergy.com/webcasts. The attached Exhibit No. 99 reconciles certain non-GAAP measures included in the February 12, 2004 presentation to their most directly comparable GAAP measure.

Item 12. Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, under Item 12, "Results of Operations and Financial Condition."

On February 12, 2004, Entergy Corporation ("Entergy") made a presentation to various members of the financial and investment community in New York City at the UBS 2004 Natural Gas and Electric Utilities Conference. A copy of the slide presentation given at the conference was previously filed with the Commission on a Current Report on Form 8-K dated February 12, 2004, and was also made available via Entergy's web site at www.entergy.com/webcasts.

Entergy's Presentation contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, Entergy has provided in Exhibit 99 included in this filing quantitative reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Each non-GAAP measure in the Presentation differs from GAAP only in that the figure or ratio states or includes operational earnings per share. Operational earnings per share is not calculated in accordance with GAAP because it excludes the impact of "special items". Special items reflect the impact on earnings of events that are not routine, are related to prior periods, or are related to discontinued businesses. In each case, the metrics defined as "operational" exclude the impact of special items as defined above. Management believes financial metrics calculated using operational earnings provides useful information to investors in evaluating the ongoing results of Entergy's businesses and assists investors in comparing the company's operating performance to the operating performance of others in the energy sector. Entergy management frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons as well as comparisons to the performance of peer companies.

The non-GAAP information presented in the Presentation should be considered in addition to, and not as a substitute for, or superior to, as reported earnings per share prepared in accordance with GAAP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    Entergy Corporation Corporation

                                                                                    By: /s/ Nathan E. Langston
                                                                                            Nathan E. Langston
                                                                                    Senior Vice President and
                                                                                    Chief Accounting Officer

Dated: February 17, 2004